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                                                       EXHIBIT 10.1.1

                              FIRST AMENDMENT TO
                          REVOLVING CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT ("Amendment") is made as of December 14, 1994, among Foodmaker, Inc., a Delaware corporation (the "Company"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks"), Credit Lyonnais New York Branch, as Agent, Collateral Agent, and Swing Line Bank and Union Bank, as Issuing Bank.


                              W I T N E S S E T H
                              - - - - - - - - - -
          WHEREAS, the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank entered into the Revolving Credit Agreement, dated as of July 26, 1994 (the "Credit Agreement"); and

          WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

          1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to such terms in the Credit Agreement.

          2. Section 8.03 of the Credit Agreement is amended to read in its entirety as follows:

               Section 8.03. Financial Covenants. Until the Termination Date, and thereafter until payment in full of the Notes and all Reimbursement Obligations, expiration or cancellation of all outstanding Syndicated Letters of Credit and performance of all other obligations of the Company hereunder, the Company will

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               (a)  Minimum Consolidated EBITDA.  Maintain Consolidated
     EBITDA of not less than the amounts specified for each of the following periods:

                 For the Fiscal
                 Quarter Ending                   Amount (in
                                                   millions)
         -------------------------------       ------------------
                     01/95                            $15

                For the Two Fiscal
                 Quarters Ending                  Amount (in
                                                   millions)
         -------------------------------       ------------------
                     04/95                            $33

                For the Three Fiscal              Amount (in
                 Quarters Ending                   millions)
         -------------------------------       ------------------
                     07/95                            $55

                For the Four Fiscal               Amount (in
                 Quarters Ending                   millions)
         -------------------------------       ------------------
                     10/95                            $75
                     01/96                            $80
                     04/96                            $84
                     07/96                            $89
                     09/96                            $95
                     01/97                           $100
                     04/97                           $106
                     07/97                           $113
                     09/97                           $120
                 and thereafter

               (b) Capital Expenditures. Not make or permit its Subsidiaries to make, during the fiscal year ending at the date specified, aggregate Consolidated Capital Expenditures other than Consolidated Capital Expenditures made from the proceeds of sale-leaseback transactions ("Net Capital Expenditures"), in an amount in excess of (i) the amount specified below for such period plus (ii) the lesser of (A) $10,000,000 and (B) the excess, in the immediately preceding period, of (I) the amount set forth below for such period, over (II) actual Capital Investments, other than those made from the proceeds of sale-leaseback transactions:
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                For the Fiscal                    Amount (in
                  Year Ending                      millions)
         -------------------------------       ------------------
                     10/95                            $37
                     09/96                            $43
                     09/97                            $45
                and thereafter

Notwithstanding any other provision of this Section 8.03(b), if Consolidated EBITDA equals or exceeds $86,000,000 for the fiscal year ending October 1995, Net Capital Expenditures for the fiscal year ending September 1996 may equal up to $58,000,000, and if Consolidated EBITDA equals or exceeds $109,000,000 for the fiscal year ending September 1996, Net Capital Expenditures for the fiscal year ending September 1997 may equal up to $62,000,000.

               (c) Minimum Interest Coverage Ratio. Maintain a ratio of Consolidated EBITDA to Consolidated Interest Expense of not less than the ratio specified for each of the following periods:

                For the Fiscal
                 Year Ending                         Ratio
         -------------------------------       ------------------
                     01/95                           1.15:1

               For the Two Fiscal
                Quarters Ending                      Ratio
         -------------------------------       ------------------
                     04/95                           1.35:1

              For the Three Fiscal
                Quarters Ending                      Ratio
         -------------------------------       ------------------
                     07/95                           1.50:1

               For the Four Fiscal
                Quarters Ending                      Ratio
         -------------------------------       ------------------
                     10/95                           1.60:1
                     01/96                           1.75:1
                     04/96                           1.85:1
                     07/96                           2.00:1
                     09/96                           2.10:1
                     01/97                           2.20:1
                     04/97                           2.30:1
                     07/97                           2.50:1
                     09/97                           2.60:1
                and thereafter
                                    -3-
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               (d)  Fixed Charge Coverage Ratio.  Maintain a ratio of
     Consolidated EBITDA to Consolidated Fixed Charges of not less than the ratio specified for each of the following periods:

                For the Fiscal
                Quarter Ending                       Ratio
         -------------------------------       ------------------
                     01/95                           0.65:1

              For the Two Fiscal
                Quarters Ending                       Ratio
         -------------------------------       ------------------
                     04/95                            0.70:1

             For the Three Fiscal
               Quarters Ending                        Ratio
         -------------------------------       ------------------
                     07/95                            0.80:1

              For the Four Fiscal
                Quarters Ending                       Ratio
         -------------------------------       ------------------
                     10/95                            0.80:1

              For the Four Fiscal
                 Quarters Ending                      Ratio
         -------------------------------       ------------------
                     01/96                            0.90:1
                     04/96                            0.90:1
                     07/96                            0.90:1
                     09/96                            0.90:1
                     01/97                            1.00:1
                     04/97                            1.10:1
                     07/97                            1.10:1
                     09/97                            1.20:1
                 and thereafter

               (e) Minimum Net Worth. Have at the end of each of the following periods Consolidated Net Worth of not less than the amount specified for such period:

                For the Fiscal
                Quarter Ending                 Amount (in millions)
         -------------------------------       ---------------------
                     01/95                            $90
                     04/95                            $90
                     07/95                            $90
                     10/95                            $90
                     01/96                            $85
                     04/96                            $85
                     07/96                            $90
                     09/96                            $95
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                     01/97                            $90
                     04/97                            $90
                     07/97                           $105
                     09/97                           $110
                 and thereafter

          (f) Maximum Leverage. Maintain a ratio of Consolidated Covenant Indebtedness at the date specified to Consolidated EBITDA for the four quarters ending at the date specified not in excess of the ratio set forth below for the applicable period:

                For the Fiscal
                Quarter Ending                        Ratio
                --------------                        -----
                     10/95                            5.70:1
                     01/96                            5.60:1
                     04/96                            5.30:1
                     07/96                            4.90:1
                     09/96                            4.60:1
                     01/97                            4.30:1
                     04/97                            4.10:1
                     07/97                            3.80:1
                     09/97                            3.50:1
                 and thereafter

          3. Section 8.01(m) of the Credit Agreement is amended to read in its entirety as follows:

          (m) Note Redemption. Within six months of the date hereof, the Agent shall have received evidence satisfactory to the Agent that (A) between $12,000,000 and $13,000,000 principal amount of the Company's 14.25% Senior Subordinated Notes due 1998 have been redeemed, (B) between $15,000,000 and $16,000,000 principal amount of the Company's 9.75% Senior Subordinated Notes due 2002 have been redeemed at a price no greater than 80% of such principal amount, or (C) some combination of principal amounts of notes described in
(A) and (B) that yields a minimum interest savings (net of redemption premiums) over the thirty-two month period ending September 30, 1997 of $3,900,000, provided that the total amount spent on retirement of principal does not exceed $13,000,000.

          4. The definitions of "Consolidated Fixed Charges" and "Consolidated Net Worth" are amended to read in their entirety as follows:
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          "Consolidated Fixed Charges" shall mean, for any period, the sum, without duplication, of (i) Consolidated Interest Expense for such period,
(ii) principal amounts of all Indebtedness of the Company and its Subsidiaries scheduled to be paid during such period and (iii) Consolidated Capital Expenditures, excluding Consolidated Capital Expenditures made with the proceeds from sale leaseback transactions, made during such period; provided, however, that for the fiscal quarter ending January 22, 1995 Consolidated Fixed Charges shall not include the aggregate principal amount of, and any interest and premium on, the Company's 14.25% Senior Subordinated Notes due 1998 and 9.75% Senior Subordinated Notes due 2002 redeemed pursuant to Section 8.01(m) hereof.

          "Consolidated Net Worth" shall mean the excess of Consolidated Total Assets over Consolidated Total Liabilities; provided, that there shall be excluded from Consolidated Total Assets (i) cash set apart and held in a sinking or other analogous fund established for the purpose of redemption or other retirement of capital stock; (ii) any revaluation or other write-up in book value of assets subsequent to October 3, 1993 and (iii) cumulative gains or losses from minority interests in Family Restaurants, Inc. as of fiscal year end 1994.

          5. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

          6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. When counterparts of this Amendment executed by each party shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, telex or other written confirmation of execution of a counterpart hereof by such
Bank), this Amendment shall become effective as of the date hereof and the Agent shall so inform all of the parties hereto.

          7. The Credit Agreement, as amended hereby, shall be binding upon the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent, the Collateral Agent, the Swing Line Bank and the Issuing Bank and their respective successors and assigns.
                                    -6-
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          8.  Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                          FOODMAKER, INC.


                                          By: CHARLES DUDDLES
                                              -------------------------
                                          Name:  Charles Duddles
                                          Title: Chief Financial Officer



                                          CREDIT LYONNAIS NEW YORK BRANCH
                                          as Agent for the Banks



                                          By: FREDERICK HADDAD
                                              -------------------------
                                          Name:  Frederick Haddad
                                          Title: Senior Vice President



                                          CREDIT LYONNAIS NEW YORK BRANCH
                                          as Collateral Agent for the Banks



                                          By: FREDERICK HADDAD
                                              -------------------------
                                          Name:  Frederick Haddad
                                          Title: Senior Vice President



                                          CREDIT LYONNAIS NEW YORK BRANCH
                                          as a Bank and as the Swing Line Bank



                                          By: FREDERICK HADDAD
                                              -------------------------
                                          Name:  Frederick Haddad
                                          Title: Senior Vice President

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                                          UNITED STATES NATIONAL BANK OF
                                            OREGON


                                          By:___________________________
                                          Name:  Janet E. Jordan
                                          Title: Vice President


                                          UNION BANK as a Bank and as the
                                            Issuing Bank


                                          By: ALI PASH MOGHADDAM
                                              -------------------------
                                          Name:  Ali Pash Moghaddam
                                          Title: Vice President